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                                                                   Exhibit 10.10

                   AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT

         AMENDMENT No. 2 (the "Amendment"), dated as of June 4, 2002, to Asset Purchase Agreement, dated as of February 26, 2002 (the "Asset Purchase Agreement"), by and among LTV Steel Company, Inc., River Terminal Railway Company, Chicago Short Line Railway Company, The Cuyahoga Valley Railway Company, The LTV Corporation, LTV Electro-Galvanizing, Inc. and International Steel Group Inc. (formerly WLR Acquisition Corp.).

                                    RECITALS

         WHEREAS, Buyer and the LTV Companies entered into the Asset Purchase Agreement, which was previously amended on April 11, 2002;

         WHEREAS, all consents required to be obtained to transfer LTV Corp.'s equity interest in LSE Holdings have been or are being obtained contemporaneously with the execution of this Amendment;

         WHEREAS, in connection with obtaining such consents, Buyer has requested, and the LTV Companies have agreed to enter into this Amendment and certain other agreements described herein; and

         WHEREAS, LTV Corp.'s equity interest in LSE Holdings is being transferred to Buyer's assignee contemporaneously with the execution of this Agreement.

         NOT, THEREFORE, in consideration of the foregoing and their respective agreements herein contained, and other good and valuable consideration the receipt and sufficiency of which are acknowledged, the LTV Companies and Buyer hereby agree as follows:

                                    ARTICLE I

         1.1 Definitions. Capitalized terms used herein without definition have the meanings ascribed thereto in the Asset Purchase Agreement.

                                   ARTICLE II

         2.1 Amendment and Restatement of Section 5.1(1) of the Asset Purchase Agreement. Section 5.1(1) of the Asset Purchase Agreement is hereby amended and restated in its entirety as follows:

                  "From the date hereof through August 15, 2002 (the "Assignment Date"), LTV Steel will comply with all of its obligations under the Amended and Restated L/C Agreement, dated as of June ___, 2002, by and among LTV Steel, ISG Corp. and Cleveland Steel Facility L.L.C. ("LTV Products"), Sumikin EGL Corp. and Cleveland Steel Facility L.L.C. (the "L/C Agreement") including, without limitation, the obligation to maintain in full force and

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                  effect the LTV Letter of Credit (as defined in the L/C
                  Agreement) in the stated amount of $14,212,800 through the Assignment Date. Promptly after the date hereof and in no event later than June 7, 2002, the LTV Companies hall obtain the renewal (or extension) of the LTV Letter of Credit through the Assignment Date and will cause the delivery of such renewal (or extension) to Cleveland Steel with a copy to Buyer. From and after the date hereof, Buyer will cause ISG Cleveland Inc. to comply with all of its obligations under the L/C Agreement, including, without limitation, the obligation to cause to be issued, not later than seven Business Days (as defined in the L/C Agreement), or such shorter period as may be agreed under the L/C Agreement), prior to the Assignment Date, the ISG Letter of Credit (as defined in the L/C Agreement) in favor of the Lessor in the initial stated amount of $14,212,800. Buyer will (i) reimburse LTV Steel upon demand for any out-of-pocket fees and expenses incurred by them in order to comply with its obligations under the L/C Agreement and (ii) indemnify LTV Corp. and LTV Steel with respect to any losses or claims they may incur as a result of any drawing under the LTV Letter of Credit (other than losses resulting solely from its failure to comply with its obligations under the L/C Agreement). LTV Steel will not amend or modify the L/C Agreement without the consent of Buyer.

                                  ARTICLE III

         3.1 Stock Certificates; Letters of Resignation. Simultaneously with the execution of this Amendment, Sellers have delivered to Buyer in accordance with the Asset Purchase Agreement (i) the stock certificates for all of the shares of LSE Holding together with duly executed stock powers and (ii) signed letters of resignation from all officers and directors of LSE Holdings which resignations shall become effective upon the transfer of the equity interest in LSE Holding to Buyer's assignee.

         3.2 L/C Agreement. Simultaneously with the execution of this Amendment LTV Steel, LTV Products and ISG Cleveland Inc. have entered into the L/C Agreement.

                                   ARTICLE IV

         4.1 Full Force and Effect. Except as specifically amended or modified hereby, the Asset Purchase Agreement remains in full force and effect in accordance with its terms.

         4.2 Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.

                            [Signature Pages Follow]

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         IN WITNESS WHEREOF, the parties have cause this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                   INTERNATIONAL STEEL GROUP INC.

                                   By: /s/ Bruce J. Pole
                                       -----------------------------------------
                                       Name: Bruce J. Pole
                                       Title: Vice President

                                   LTV STEELS COMPANY, INC.

                                   By: /s/ Glenn J. Moran
                                       -----------------------------------------
                                       Name: Glenn J. Moran
                                       Title: Chairman, President and CEO

                                   RIVER TERMINAL RAILWAY COMPANY

                                   By: /s/ Daniel P. Hennessy
                                       -----------------------------------------
                                       Name: Daniel P. Hennessy
                                       Title: President

                                   CHICAGO SHORT LINE RAILWAY COMPANY

                                   By: /s/ Daniel P. Hennessy
                                       -----------------------------------------
                                       Name: Daniel P. Hennessy
                                       Title: President

                                   THE CUYAHOGA VALLEY RAILWAY COMPANY

                                   By: /s/ Daniel P. Hennessy
                                       -----------------------------------------
                                       Name: Daniel P. Hennessy
                                       Title: President

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                                   THE LTV CORPORATION

                                   By: /s/ Glenn J. Moran
                                       -----------------------------------------
                                       Name: Glenn J. Moran
                                       Title: Chairman, President and CEO

                                   LTV-ELECTRO-GALVANIZING, INC.

                                   By: /s/ Glenn J. Moran
                                       -----------------------------------------
                                       Name: Glenn J. Moran
                                       Title: Chairman, President and CEO

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